Exhibit 10(uuu)

FIRST SUPPLEMENTAL GUARANTEE

dated as of September 10, 2018

among

K. HOVNANIAN ENTERPRISES, INC.,

HOVNANIAN ENTERPRISES, INC.,

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Administrative Agent

THIS FIRST SUPPLEMENTAL GUARANTEE (this “First Supplemental Guarantee”), entered into as of September 10, 2018, among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), each of the guarantors listed in Schedule I hereto (each an “Undersigned”) and Wilmington Trust, National Association, a national banking association, as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, Holdings, the other Guarantors party thereto and the Administrative Agent entered into a credit agreement, dated as of January 29, 2018 (the “Credit Agreement”);

WHEREAS, in consideration of the extensions of credit made pursuant to the Credit Agreement, Holdings agreed pursuant to the Credit Agreement to cause any newly acquired or created Restricted Subsidiaries (other than any Excluded Subsidiary) to provide Guarantees.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

Section 2. Each Undersigned, by its execution of this First Supplemental Guarantee, agrees to be a Guarantor under the Credit Agreement and to be bound by the terms of the Credit Agreement applicable to Guarantors, including, but not limited to, Article X thereof.

Section 3. This First Supplemental Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. This First Supplemental Guarantee may be signed in various counterparts which together shall constitute one and the same instrument.

Section 5. This First Supplemental Guarantee is an amendment supplemental to the Credit Agreement and the Credit Agreement and this First Supplemental Guarantee shall henceforth be read together.

Section 6. The Administrative Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Guarantee or for or in respect of the Recitals contained herein, all of which are made solely by the Borrower, Holdings and each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Guarantee to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Borrower
By:	/s/ J. Larry Sorsby
Name:J. Larry Sorsby
Title:Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.
By:	/s/ J. Larry Sorsby
Name:J. Larry Sorsby
Title:Executive Vice President and Chief Financial Officer

On behalf of each of the entities listed on Schedule I hereto
By:	/s/ J. Larry Sorsby
Name:J. Larry Sorsby
Title:Executive Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Jeffery Rose
Name:Jeffery Rose
Title:Vice President

Schedule I

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CRESTVIEW, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN SOLA VISTA, LLC

KHOV WINDING BAY II, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC